UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2023

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2023 Annual Meeting of Stockholders of HighPeak Energy, Inc. (the “Company”) was held on June 1, 2023, (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the Second Amended & Restated Certificate of Incorporation of HighPeak Energy, Inc. (the “A&R Charter”). The A&R Charter was filed with the office of the Secretary of State of the State of Delaware on June 1, 2023, and became effective upon filing. The A&R Charter amends the Company’s Amended & Restated Certificate of Incorporation of HighPeak Energy, Inc. to adopt limitations on the liability of the officers of the Company similar to those that currently exist for the directors, as permitted by the Delaware General Corporation Law. A description of the A&R Charter is described in more detail in the section titled, “Proposal Two—Adoption and Approval of the Second Amended & Restated Certificate of Incorporation of HighPeak Energy, Inc.” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 19, 2023 (the “Proxy Statement”), and such description is incorporated herein by reference.

The foregoing description of the A&R Charter does not purport to be complete and is qualified in its entirety by the full text of the A&R Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company (i) elected three Class C director nominees to the Board of Directors to serve for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2026 and until his or her successor is elected and qualified or until the earlier of death, resignation of removal, (ii) adopted and approved the A&R Charter to adopt limitations on the liability of the officers of the Company similar to those that currently exist for the directors and (iii) ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results for each proposal were as follows:

1.	To elect the three Class C director nominees to the Board of Directors:

	For	Withheld	Broker Non-Votes
Jack Hightower	93,473,228	1,046,526	9,063,173
Jason A. Edgeworth	93,228,683	1,291,071	9,063,173
Larry C. Oldham	94,168,565	351,189	9,063,173

2.	To adopt and approve the A&R Charter to adopt limitations on the liability of the officers of the Company similar to those that currently exist for the directors:

For	Against	Abstain	Broker Non-Votes
93,353,493	1,101,831	64,430	9,063,173

3.	To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
103,521,659	38,909	22,359

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
3.1	Second Amended & Restated Certificate of Incorporation of HighPeak Energy, Inc.
104	Cover page Interactive Data File (formatted as inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: June 2, 2023
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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